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                                                                    EXHIBIT 99.1

            SECTION 906 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER



      I, Jack L. Messman, Chief Executive Officer of Novell, Inc., a Delaware corporation (the "Company"), hereby certify that:

      (1) The Company's periodic report on Form 10-K for the period ended October 31, 2002 (the "Form 10-K") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *

CHIEF EXECUTIVE OFFICER

/s/      Jack L. Messman
---------------------------
Jack L. Messman

Date:  January 28, 2003